UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08041

Atlas Insurance Trust
(Exact name of registrant as specified in charter)

794 Davis Street, San Leandro, California			94577-6900
(Address of principal executive offices)			(Zip code)

W. Lawrence Key, President, Atlas Insurance Trust 794 Davis Street, San Leandro, California 94577-6900
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(510) 297-7444

Date of fiscal year end:	12/31/2005

Date of reporting period:	12/31/2005

Item 1. Reports to Stockholders.

The annual report for the period January 1, 2005 through December 31, 2005 is filed herewith.

Table of Contents

The annual reports of the investment portfolios – which are insurance funds – included in the Atlas Portfolio Builder Variable Annuity are listed below.

Atlas Advisers, Inc. Atlas Balanced Growth

A I M Advisors, Inc. AIM V.I. Core Equity

AIM V.I. Growth

AIM V.I. Premier Equity

Alliance Capital Management L.P. AllianceBernstein Global Technology[1]

AllianceBernstein Growth

AllianceBernstein Large Cap Growth[1]

Capital Guardian Trust Company Capital Guardian Value (A/T)[2]

The Dreyfus Corporation Dreyfus VIF – Appreciation

Dreyfus VIF – Developing Leaders

Dreyfus VIF – Disciplined Stock

Dreyfus VIF – Growth and Income

Dreyfus VIF – Quality Bond

The Dreyfus Socially Responsible Growth Fund, Inc.

Federated Equity Management Company of Pennsylvania Federated Capital Income Fund II

Federated Investment Management Company Federated High Income Bond Fund II

Federated Prime Money Fund II

(continued on next page)

Please carefully consider the investment objectives, risks, charges, and expenses – including the base 1.4% annual insurance charge – of Atlas Portfolio Builder before investing. The prospectus contains these details and other information. Please call 1-800-933-2852 or see your Atlas Representative for a prospectus and read it carefully before investing. Distributed by Atlas Securities, Inc., a registered broker-dealer and an insurance affiliate of World Savings. Atlas Annuities are not available in all states.

1  AllianceBernstein Global Technology and AllianceBernstein Large Cap Growth were formerly named AllianceBernstein Technology and AllianceBernstein Premier Growth, respectively.

2  AEGON/Transamerica Series Trust.

NOT FDIC INSURED • NOT A DEPOSIT • NO BANK GUARANTEE • MAY LOSE VALUE • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Table of Contents (continued)

Janus Capital Management LLC Janus Aspen Balanced

Janus Aspen Large Cap Growth[3]

Janus Aspen International Growth

Janus Aspen Mid Cap Growth

Janus Aspen Worldwide Growth

Janus Growth (A/T)[2]

Morningstar Associates, LLC[4] Asset Allocation – Conservative (A/T)[2]

Asset Allocation – Growth (A/T)[2]

Asset Allocation – Moderate (A/T)[2]

Asset Allocation – Moderate Growth (A/T)[2]

Transamerica Investment Management, LLC Transamerica Equity (A/T)[2]

Transamerica Small/Mid Cap Value – closed to new investors

Templeton Investment Counsel, LLC and Great Companies, LLC Templeton Great Companies Global – closed to new investors

T. Rowe Price Associates, Inc. T. Rowe Price Equity Income (A/T)[2]

T. Rowe Price Growth Stock (A/T)[2]

Van Kampen Asset Management Van Kampen Emerging Growth (A/T)[2]

3  Janus Aspen Large Cap Growth was formerly named Janus Aspen Growth.

4  Morningstar Associates, LLC, a registered investment advisor and wholly-owned subsidiary of Morningstar, Inc., serves as portfolio construction manager to the Asset Allocation Portfolios.

From the Office of Marion O. Sandler
Chairman of the Board

Dear Atlas Policyholder:

Investment markets held their ground throughout 2005, despite the Federal Reserve's Open Market Committee (FOMC) raising interest rates eight times and consumer confidence remaining low for most of the year. For a significant portion of 2005, natural disasters—most notably Hurricane Katrina—and subsequent hikes in energy costs dominated headlines. Energy stocks were the obvious market leaders, as oil prices surged due to higher global demand and constricted supplies. Despite these pressures, the U.S. economy remained relatively stable through the first three quarters of the year and showed resilience in the fourth quarter. By yearend, the employment rate was up, and gas prices were somewhat lower than they had been before hurricane season.

Overall consumer spending was higher than anticipated in the fourth quarter, accompanied by positive indicators such as continued strength in the real estate market and domestic households' surplus of disposable income. Stocks rebounded well toward the end of the year, due in part to signs that the FOMC will likely ease up in 2006 on interest rate increases. The bond market managed to post a positive return, although the combination of foreign demand for long-term bonds and the FOMC's ongoing interest rate hikes resulted in a flattening yield curve. (A yield curve is considered flat when there is no difference between short- and long-term interest rates.)

Atlas Balanced Growth in 2005

Atlas Balanced Growth performed well in 2005, generating a total return of 6.04% for the year, outperforming both the 4.91% return of the S&P 500 Index and the 2.93% return of the Lehman Aggregate Bond Index.

Atlas Balanced Growth is a "fund of funds," a portfolio that invests in a diversified mix of Atlas funds to provide an asset allocation strategy within one portfolio. We believe that effective asset allocation—spreading investment dollars across stocks, bonds, and cash—is essential to successful investing and offers our valued policyholders another convenient way to help meet their long-term goals. The portfolio seeks long-term growth of capital and moderate current income, and strives to maintain a stock, bond, and cash allocation of approximately 60%, 30%, and 10%, respectively. These proportions may be adjusted in response to market conditions. At the end of the year, Atlas Balanced Growth was invested in the underlying Atlas mutual funds as follows:

Atlas Funds	% of Investments
Value	16.8%
Global Growth	14.0
Emerging Growth	12.6
Strategic Income	10.5
American Enterprise Bond	10.1
Growth Opportunities	10.0
Balanced	8.4
U.S. Government & Mortgage	8.0
Strategic Growth	7.6
Money Market	2.0
100.0%

Annuity and investment solutions from the people you trust.

Today's changing market conditions present an ideal time to review your overall financial plan to assess whether your investment strategy is on track to help you reach your long-term goals. For assistance, please do not hesitate to contact your Atlas Representative. Simply call 1-800-933-ATLAS (1-800-933-2852) to schedule an appointment or visit our Web site, www.atlasfunds.com, for more information.

As a sister company of World Savings and a subsidiary of the $120 billion-strong Golden West Financial Corporation, Atlas Securities, Inc.—a registered broker-dealer—is dedicated to providing you with the quality products and services you've come to expect from World. We appreciate the trust you've placed in us. In closing, please accept our best wishes for a prosperous 2006.

Sincerely,

Marion O. Sandler
Chairman of the Board

Data discussed in this letter represents past performance and does not guarantee future results. Current performance may be lower or higher than the data quoted. For current to the most recent month-end performance information, call 1-800-933-2852. Returns and principal value will fluctuate so the annuity will be worth more or less than its original cost when surrendered. Returns do not include surrender of insurance charges for the variable annuity, but do include fund operating expenses and reinvestment of dividends and capital gains. A portion of this portfolio's expenses were waived. In the absence of this waiver, the portfolio's returns would have been lower. The inception date for the Atlas Balanced Growth Portfolio was September 30, 1997.

Please carefully consider the investment objectives, risks, charges and expenses — including the base 1.4% annual insurance charge — of Atlas Portfolio Builder before investing. The prospectus contains these details and other information. Please call 1-800-933-2852 or see your Atlas Representative for a prospectus and read it carefully before investing. Distributed by Atlas Securities, Inc., a registered broker-dealer and an insurance affiliate of World Savings. Atlas Annuities are not available in all states.

NOT FDIC INSURED • NOT A DEPOSIT • NO BANK GUARANTEE • MAY LOSE VALUE • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Atlas Balanced Growth Portfolio
Performance Compared to the Market

As always, past performance is no guarantee of future results. The following chart compares the growth of a hypothetical $10,000 investment in the Atlas Balanced Growth Portfolio to two indices that are representative of the markets in which the portfolio invests. These indices may differ materially from the underlying funds in the Balanced Growth Portfolio, and are unmanaged, do not include management expenses, and cannot be invested in directly. All returns reflect the reinvestment of dividends and capital gains. It does not reflect either insurance company or surrender charges imposed in connection with the variable annuity.

*  Inception of operations of the Atlas Balanced Growth Portfolio.

Atlas Balanced Growth Portfolio
Shareholder Expenses  (unaudited)

As a shareholder of the Balanced Growth Portfolio, you incur ongoing expenses, such as management fees, administrative service fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in the Portfolio and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about the hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 07/01/05	Ending Account Value 12/31/05	Annualized Expense Ratio	Expenses Paid During Period*
Atlas Balanced Growth Portfolio
Actual	$1,000.00	$1,050.40	0.50%	$2.58
Hypothetical	1,000.00	1,022.70	0.50%	2.55

*  Expenses are calculated using the Fund's annualized expense ratio of 0.50%, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

Atlas Balanced Growth Portfolio
Statement of Net Assets  December 31, 2005

Investments: (99.94%)
Investment in Atlas Funds, at identified cost			$14,272,621
	Shares	Percent of Net Assets	Market Value
Investment in Atlas Funds, at market value – 99.94%
Value Fund	235,192	16.73%	$2,857,588
Global Growth Fund	100,778	13.95	2,383,407
Emerging Growth Fund[1]	130,851	12.55	2,143,343
Strategic Income Fund	398,623	10.53	1,797,792
American Enterprise Bond Fund	178,563	10.13	1,730,278
Growth Opportunities Fund	71,811	9.99	1,706,949
Balanced Fund	126,449	8.37	1,428,878
U.S. Government and Mortgage Securities Fund	138,296	8.03	1,371,893
Strategic Growth Fund[1]	93,888	7.62	1,302,226
Money Market Fund	347,548	2.04	347,548
Investment in Atlas Funds, at market value			17,069,902
Other Assets and Liabilities: (0.06%)
Distributions receivable			42,895
Other assets			81,000
Liabilities			(113,294)
Total other assets and liabilities			10,601
Net Assets (100.00%)			$17,080,503
Net Assets Consist Of:
Unrealized appreciation			$2,797,281
Accumulated net realized loss			(3,468,974)
Paid-in capital			17,752,196
Net Assets			$17,080,503
Net Asset Value Per Share:
Net assets			$17,080,503
Beneficial interest shares outstanding (unlimited number of shares authorized)			1,554,814
Net asset value per share			$10.99
Investment Allocation (Unaudited)			Percent of Net Assets
Stocks			64.48%
Bonds			38.30
Cash and other liquid assets and liabilities			(2.78)
			100.00%

1  Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio
Statement of Operations  for the year ended December 31, 2005

Investment Income:
Income:
Distribution income from Atlas Funds	$408,862
Interest	359
Total income	409,221
Expenses:
Management fees (Note 4)	45,632
Administration service fees (Note 4)	45,631
Custodian fees and expenses	13,120
Printing and postage	11,662
Accounting and legal fees	10,597
Trustees' fees	1,021
Other	194
Transfer agency fees and expenses	44
Gross expenses	127,901
Waiver of management fees (Note 4)	(36,640)
Net expenses	91,261
Net investment income	317,960
Realized and Unrealized Gain (Loss):
Proceeds from sales	8,781,445
Cost of securities sold	8,405,263
Net realized gain	376,182
Net change in unrealized appreciation:
Unrealized appreciation beginning of year	2,461,034
Unrealized appreciation end of year	2,797,281
Net change in unrealized appreciation	336,247
Net realized and unrealized gain	712,429
Net increase in net assets resulting from operations	$1,030,389

The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio
Statements of Changes in Net Assets

	2005[2]	2004[2]
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$317,960	$145,369
Net realized gain (loss) on investments	376,182	(59,719)
Net change in unrealized appreciation on investments	336,247	1,680,583
Net increase in net assets resulting from operations	1,030,389	1,766,233
Distributions Paid to Shareholders:
Distributions from net investment income	(271,649)	(145,584)
Distributions from net realized gain on investments	—	—
Total distributions paid to shareholders	(271,649)	(145,584)
Beneficial Interest Share Transactions:[1]
Proceeds from shares sold	995,829	3,338,407
Proceeds from shares issued in reinvestment of distributions	271,649	145,584
Cost of shares repurchased	(4,549,950)	(2,006,433)
Net increase (decrease) in net assets resulting from beneficial interest share transactions	(3,282,472)	1,477,558
Net increase (decrease) in net assets	(2,523,732)	3,098,207
Net Assets:
Beginning of year	19,604,235	16,506,028
End of year	$17,080,503	$19,604,235

1  Share Transactions:

Sold	94,270	338,601
Issued in reinvestment of dividends	24,615	13,839
Redeemed	(426,148)	(204,060)
Net increase (decrease) in shares outstanding	(307,263)	148,380

2  For the year ended December 31.

The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio
Financial Highlights  selected data for a share outstanding throughout each year

	2005[1]	2004[1]	2003[1]	2002[1]	2001[1]
Net asset value, beginning of year	$10.53	$9.63	$7.94	$9.66	$10.68
Income From Investment Operations:[2]
Net investment income	0.19	0.08	0.09	0.14	0.15
Net realized and unrealized gain (loss) on investments	0.45	0.90	1.69	(1.72)	(1.02)
Total from investment operations	0.64	0.98	1.78	(1.58)	(0.87)
Less Distributions:
From net investment income	(0.18)	(0.08)	(0.09)	(0.14)	(0.15)
Total distributions	(0.18)	(0.08)	(0.09)	(0.14)	(0.15)
Net asset value, end of year	$10.99	$10.53	$9.63	$7.94	$9.66
Total return[3]	6.04%	10.17%	22.37%	-16.36%	-8.14%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$17,081	$19,604	$16,506	$14,917	$20,611
Ratio of expenses to average net assets:[4]
Before expense waivers and reimbursement	0.70%	0.75%	0.88%	0.82%	0.76%
After expense waivers and reimbursement	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.74%	0.85%	0.98%	1.46%	1.55%
Portfolio turnover rate	30.76%	59.27%	37.26%	61.71%	57.33%

1  For the year ended December 31.

2  Per share information was calculated based on average shares.

3  Total return assumes purchase at net asset value (without sales charge) at the beginning of each year.

4  Does not include expenses of the investment companies in which the Portfolio invests.

The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio
Notes to Financial Statements  December 31, 2005

1. Significant Accounting Policies

Atlas Insurance Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, ("1940 Act") as an open-end management investment company. The Trust offers a choice of investment portfolios to investors through the purchase of variable annuity and variable life policies that fund insurance company separate accounts. The Trust is a series company currently offering only the Atlas Balanced Growth Portfolio (the "Portfolio"). The Portfolio, which has as its investment objective long-term growth of capital and moderate income, may invest among eleven diversified no load Atlas mutual funds, including the Money Market Fund, the U.S. Government and Mortgage Securities Fund, the Strategic Income Fund, the American Enterprise Bond Fund, the Balanced Fund, the Growth Opportunities Fund, the Value Fund, the S&P 500 Index Fund, the Strategic Growth Fund, the Global Growth Fund, and the Emerging Growth Fund (the "Atlas Funds"). Since the Portfolio invests in shares of a limited number of mutual funds, it is a "non-diversified" investment company under the 1940 Act. The Portfolio, however, intends to qualify as a diversified investment company under provisions of the Internal Revenue Code. Additional diversification requirements under Internal Revenue Code Section 817(h) are imposed on the Portfolio because the Trust is an investment medium for variable annuity contracts.

The following is a summary of significant accounting policies consistently used by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a.  Investment Valuation: Investments are valued at the net asset value of each underlying Atlas Fund determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open.

b.  Federal Income Taxes: It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Accordingly, no provision for federal income or excise tax has been recorded.

c.  Security Transactions: Security transactions are recorded on the date securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

d.  Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Dividends, representing distributions from Atlas Funds, are recorded on the ex-dividend date. Distributions of capital gains, if any, will normally be declared and paid once a year.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a fund, timing differences, and differing characterization of distributions made by a fund. For the year ended December 31, 2005, the Portfolio distributed, on a tax basis, $271,649, of which $269,459 is characterized as ordinary income and $2,190 is characterized as distributions in excess.

Atlas Balanced Growth Portfolio
Notes to Financial Statements (continued)  December 31, 2005

  As of December 31, 2005, the components of distributable earnings on a tax basis were comprised of $2,231,120 of unrealized appreciation and $2,902,813 of accumulated long term capital loss carryovers.

  A permanent difference incurred during the period ended December 31, 2005, resulting from differences in book and tax accounting, has been reclassified at year-end from paid in capital of $2,190 and undistributed net investment income of $46,311 to undistributed net realized gain of $48,501.

e.  Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Unrealized Appreciation/Depreciation — Tax Basis

As of December 31, 2005, unrealized appreciation of investment securities for federal income tax purposes was $2,231,120, consisting of unrealized gains of $2,293,598 and unrealized losses of $62,478. Cost of securities for federal income tax purposes was $14,838,782.

Capital Loss Carryover

As of December 31, 2005, the Portfolio had capital loss carryforwards, which expire as follows: $771,202 in 2009; $1,464,560 in 2010; $527,161 in 2011; and $139,890 in 2012.

3. Purchases and Sales of Securities

During the year ended December 31, 2005, the Portfolio purchased $5,620,200 of investment securities and sold $8,781,445 of investment securities.

4. Transactions with Affiliates and Related Parties

Atlas Advisers, Inc. (the "Adviser") provides portfolio management services to the Portfolio. The Adviser supervises the provision of similar services to the Portfolio by Boston Safe Advisors, Inc., sub-adviser to the Money Market Fund; by OppenheimerFunds, Inc., sub-adviser to the Strategic Income Fund, the Growth Opportunities Fund, the Global Growth Fund, the American Enterprise Bond Fund as of July 1, 2005 (previously managed by Madison Investment Advisors, Inc.), and the U.S. Government and Mortgage Securities Fund as of March 1, 2005 (previously managed by the Adviser); by New York Life Investment Management LLC, sub-adviser to the Balanced Fund; by Renaissance Investment Management, sub-adviser to the Strategic Growth Fund; by Hotchkis and Wiley Capital Management LLC, sub-adviser to the Value Fund; by Turner Investment Partners, sub-adviser to the Emerging Growth Fund; and by Barclays Global Fund Advisors, adviser to the Master Portfolio in which the S&P 500 Index Fund invests.

The Adviser is responsible for providing or overseeing all aspects of the Portfolio's day-to-day operations and implementing the Portfolio's investment programs. The Portfolio pays a fee for management and administrative services to the Adviser. The management fee is based on an annual rate of .25% of the

Atlas Balanced Growth Portfolio
Notes to Financial Statements (continued)  December 31, 2005

Portfolio's average daily net assets. The Adviser has agreed to reduce its fee and assume expenses of the Portfolio to the extent necessary to limit the Portfolio's total direct operating expenses to .50% of average daily net assets. Due to the voluntary expense waiver in effect during the year ended December 31, 2005, management fees due the Adviser were reduced by $36,640. At December 31, 2005, $1,509 was payable by the Portfolio to the Adviser for management services rendered.

The Portfolio invests in specific Atlas Funds that have varied expense and fee levels. Due to the varying proportions owned of the underlying funds over time, the amount of fees and expenses incurred indirectly by the Portfolio will vary.

Atlas Securities, Inc. (the "Distributor") acts as principal underwriter of the Portfolio's shares. The Adviser and Distributor are wholly owned subsidiaries of Golden West Financial Corp. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser, the Distributor and the Atlas Funds.

At December 31, 2005 Golden West Financial Corp., together with the Adviser and Distributor, owned 4,823,361 shares in the Money Market Fund; 409,417 shares in the Value Fund; 1,000 shares in the S&P 500 Index Fund; 80,748 shares in the American Enterprise Bond Fund; 115,723 shares in the Emerging Growth Fund and 13,953 shares in the Portfolio.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Atlas Insurance Trust:

We have audited the accompanying statement of net assets of Atlas Insurance Trust comprising the Atlas Balanced Growth Portfolio (the "Trust") as of December 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Atlas Insurance Trust comprising the Atlas Balanced Growth Portfolio as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Oakland, California
February 22, 2006

Portfolio Proxy Voting Policies and Procedures  (unaudited)

A description of the Trust's Portfolio Proxy Voting Policies and Procedures and information regarding the Trust's proxy voting record for the most recent twelve month period ended June 30, 2005 are available (i) without charge, upon request, by calling the Trust at 1-800-933-2852, and (ii) from the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Trust files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available (i) without charge, upon request, by calling the Trust at 1-800-933-2852; (ii) from the SEC's website at www.sec.gov; and (iii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room).

Tax Information

The distribution made from net investment income for the Atlas Balanced Growth Portfolio resulted in a dividends received deduction for corporations of 33.16% and qualified dividend income of 19.93%.

Board of Trustees — Considerations in Approving Investment
Management Agreement  (unaudited)

At a meeting held on November 18, 2005, the Board of Trustees (the "Board") of the Trust approved the continuation of the investment management agreement between the Trust and Adviser. The Board assisted by the advice of fund counsel requests and considers a broad range of information throughout the year.

In making its determination to continue the investment management agreement, the Board requested, received and reviewed written information relating to the management style and past performance record of the Adviser. The Board was provided with, among other things: (1) a memorandum from counsel to the Trust setting forth the Board's fiduciary duties and responsibilities under the 1940 Act and the factors the Board should consider in its evaluation of the investment management agreement and (2) materials that described: (i) the nature, extent and quality of services provided and to be provided, including the Adviser's compliance, responsiveness to the Board, integrity and quality of management personnel, resources and future business plans including plans to grow the Portfolio; (ii) the Portfolio's investment performance including the relative risk versus return of the Portfolio, and the comparison of the Portfolio's performance to its peer group; (iii) costs of services and profits including the reasonableness of fees, profit margins, willingness to reinvest in the business and whether the Adviser has had increased compliance costs; (iv) economies of scale including breakpoints, total expense ratios and total expenses; and (v) any ancillary benefits that the Adviser and its affiliates, may realize from the contractual relationship, including, for example, benefits the Adviser may receive from the Insurance Trust's relationship with Golden West Financial. In addition, the Board considered information relevant to each factor that it had received throughout the year regarding the Adviser, both in the form of written Board and Committee materials, and in a presentation by the Adviser.

The approval determinations were made on the basis of each Trustee's business judgment after consideration of all the information presented. In reviewing the foregoing materials and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed renewal of the investment management agreement. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the agreement in light of their own business judgment. This discussion is not intended to be all-inclusive.

Investment Management Agreement between Atlas Insurance Trust and Atlas Advisers, Inc.

Atlas Advisers, Inc.

As part of its review in connection with the investment management agreement between the Trust and the Adviser, the Board carefully considered the following:

Nature, extent, and quality of services

The Board considered the depth and quality of the Adviser's investment management process. The Board noted that the Adviser directly manages the Portfolio in a similar fashion as the Atlas Independence Flagship Fund. The Board considered the experience, capability, longevity, and integrity of the Adviser's senior management and other investment personnel. The Trustees further considered the Adviser's continuing need to attract and retain qualified personnel and to maintain and enhance its resources and

Board of Trustees — Considerations in Approving Investment
Management Agreement (continued)  (unaudited)

systems. The Board noted that the Adviser has dedicated personnel working closely with Investors Bank & Trust, the Portfolio's Administrator, to monitor daily the Portfolio's valuations, trading, securities lending, and compliance exceptions.

An Investment Committee, which is comprised of senior management from the Adviser, is primarily responsible for the day-to-day management of the Portfolio. The Adviser has engaged OFI Institutional Asset Management, Inc. ("OFII") to provide research and modeling services to assist the Investment Committee in part in determining the appropriate allocation of the Portfolio assets among the underlying Atlas Funds. The Adviser retains complete discretion and control over the portfolio management of the Portfolio and pays OFII a flat fee for its services. OFII is affiliated with OppenheimerFunds, Inc., the sub-adviser for the Global Growth Fund, Growth Opportunities Fund, Strategic Income Fund, U.S. Government and Mortgage Securities Fund and the American Enterprise Bond Fund.

The Board noted the Adviser's commitment to compliance, including the addition in 2004 to its staff of a Chief Compliance Officer ("CCO") and in 2005 of a Legal Counsel and a Compliance Officer. The Board then considered the Adviser's policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Board members informed; and its attention to matters that may involve conflicts of interest with the Funds. The Board concluded it was satisfied with the nature, quality and extent of services the Adviser provides.

Investment Results

The Board then discussed the performance of the Portfolio. The Adviser compared the performance of the Portfolio against a peer group consisting of all funds of funds in the Morningstar Moderate Allocation Category which have an allocation of 20-40% in bonds. The Board noted that the Portfolio's returns for year-to-date, one year and five year periods exceeded the S&P 500 Index's performance (with dividends re-invested) during the same periods. The Board concluded that it was satisfied with the overall performance record of the Portfolio.

Costs of services and the Adviser's profitability

The Board noted that the Adviser's fees are 0.25% for average assets up to $500 million and 0.23% for average assets greater than $500 million. The Adviser's fees for the Portfolio are equal to the average management fees paid by the other funds in its Lipper category. The total expense ratio for the Portfolio as of September 30, 2005 was .50% versus the Lipper average of .85%.

The Board then reviewed the Adviser's Profit and Loss Statement and noted that during the first nine months of 2005, the Adviser realized a slight loss managing the Portfolio although the Adviser expected that to change as assets increase. The Board concluded that the Adviser's profitability rates were fair and reasonable in consideration of the services provided to each fund.

Economies of Scale

The Board considered the benefit to Portfolio shareholders of economies of scale. The Board noted that the management fees paid to the Adviser are subject to a reduction as certain breakpoints are reached. The Adviser provides a breakpoint at $500 million in average assets for the Portfolio. The Board then reviewed the Adviser's profit margins and the expense ratios and concluded that these breakpoints are reasonable in light of the Adviser's slight loss and low expense. This economy of scale would benefit shareholders of the funds.

Board of Trustees — Considerations in Approving Investment
Management Agreement (continued)  (unaudited)

Ancillary Benefits

The Board then discussed the benefits that the Adviser receives from the Portfolio's affiliation with Golden West Financial and its subsidiary, World Savings. The Board noted that the Portfolio is part of Golden West Financials' total product line and provides non-FDIC insured investment alternatives to World Savings customers. The Trustees also noted that while such "fall out" benefits accrue to the Adviser and its affiliates, the Portfolio and its shareholders also receive indirect benefits as a result of their relationship to a successful bank, including the support of operational and administrative infrastructures, physical buildings and branch offices, and a significant customer base.

Conclusion

In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all these factors together.

After further discussion, and based on a consideration of these factors in their totality, the Board decided to continue the investment management agreement with Atlas Advisers.

Trustees and Officers  (unaudited)

The Trustees and principal officers of Atlas Insurance Trust (the "Trust"), their business addresses, positions held, length of time served, principal occupations for the past five years and other trusteeships held are set forth in the following table.

Trustees who are "Interested Persons" of the Trust

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Trusteeships/ Directorships Held by Trustee
Marion O. Sandler, 75(1) 1901 Harrison Street Oakland, CA 94612	Trustee, Chairman of the Board	Since 9/1997 Term: Continuous	Chairman of the Board and Chief Executive Officer of World Savings Bank, FSB ("World Savings"), Golden West Financial Corporation ("GWFC"), Atlas Securities, Inc. ("Distributor") and the Adviser	Eighteen	Atlas Funds

Russell W. Kettell, 61(1) 1901 Harrison Street Oakland, CA 94612	Trustee	Since 9/1997 Term: Continuous	President of GWFC and Senior Executive Vice President of World Savings	Eighteen	Atlas Funds

Trustees who are not "Interested Persons" of the Trust

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Barbara A. Bond, 59(2)(3)(5) 794 Davis Street San Leandro, CA 94577-6900	Trustee	Since 9/1997 Term: Continuous	Certified Public Accountant/Tax Partner of Hood & Strong LLP	Eighteen	Atlas Funds

David M. Laney, 56(2) 794 Davis Street San Leandro, CA 94577-6900	Trustee	Since 11/05 Term: Continuous	Partner, Jackson Walker L.L.P.; Chairman and President, Jenkins & Gilchrist P.C.	Eighteen	Atlas Funds, Matador Resources, Inc., Chairman of the Board of National Railroad Passenger Corporation (AMTRAK)

Daniel L. Rubinfeld, 60(2)(5) 794 Davis Street San Leandro, CA 94577-6900	Trustee	Since 3/1999 Term: Continuous	Professor of Law and Professor of Economics, University of California, Berkeley	Eighteen	Atlas Funds

David J. Teece, 57(2) 794 Davis Street San Leandro, CA 94577-6900	Trustee	Since 9/1997 Term: Continuous	Professor, Haas School of Business and Director, Institute of Management, Innovation and Organization, University of California, Berkeley	Eighteen	Atlas Funds, LECG Corp.: a professional services firm

Principal Officers who are Not Trustees

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Lawrence Key, 52 794 Davis Street San Leandro, CA 94577-6900	President and Chief Operating Officer	Since 8/2004 Term of Offices: Continuous	August 2004 to present - President and Chief Operating Officer of the Trust, Atlas Funds, the Distributor and the Adviser; January 2004 to present - Group Senior Vice President of World Savings; December 2003 to present - Director of the Distributor and the Adviser; September 2001 to December 2003 - Group Senior Vice President and Chief Operating Officer of the Trust, Atlas Funds, the Distributor and the Adviser; May 2000 to August 2001 - Group Senior Vice President and National Sales Manager of the Distributor; August 1993 to April 2000 - Senior Vice President and National Sales Manager of the Distributor

Lezlie A. Iannone, 48 794 Davis Street San Leandro, CA 94577-6900	Group Senior Vice President and Secretary	Since 10/2004 Term of Offices: Continuous	July 2005 to present - Group Senior Vice President and Secretary of the Trust, Atlas Funds, the Distributor and the Adviser; October 2004 to June 2005 - Senior Vice President and Secretary of the Trust, Atlas Funds, the Distributor and the Adviser; May 2000 to present - Senior Vice President of the Distributor; April 1997 to April 2000 - Vice President of the Distributor

Gene A. Johnson, 53 794 Davis Street San Leandro, CA 94577-6900	Vice President and Treasurer	Since 1/2000 Term of Offices: Continuous	January 2000 to present - Vice President of the Trust, Atlas Funds and the Adviser; July 1998 to present - Treasurer of the Trust and Atlas Funds

Jeanette Smith, 45 794 Davis Street San Leandro, CA 94577-6900	First Vice President and Chief Compliance Officer	Since 11/2004 Since 8/2004 Term of Offices: Continuous	November 2004 to present - First Vice President of the Trust and Atlas Funds; October 2004 to present - First Vice President and Chief Compliance Officer of the Adviser; August 2004 to present - Chief Compliance Officer of the Trust and Atlas Funds; June 2003 to January 2005 - First Vice President of the Distributor; February 1997 to May 2003 - Vice President of the Distributor

(1) Trustee who is an "interested person" of the Trust due to his or her affiliation with the Adviser.

(2) Member of the Contracts Committee and Audit Committee.

(3) In her capacity as a Partner of Hood & Strong, Ms. Bond prepares tax returns for Mr. Kettell and Mrs. Sandler and her husband, and a private foundation which the Sandlers have established. Fees for such work are paid to Hood & Strong and are not material.

(4) Includes the portfolios of Atlas Funds (17) and Atlas Insurance Trust (1).

(5) Member of the Nominating Committee.

Item 2. Code of Ethics.

As of December 31, 2005, the Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer.  For the year ended December 31, 2005, there were no substantive amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics.  A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  The audit committee financial expert serving on the Registrant’s audit committee is Barbara A. Bond, who is “independent” as defined in Item 3 of Form N-CSR.  Ms. Bond serves as Chair of the Registrant’s Audit Committee.  In addition, Ms. Bond is a Certified Public Accountant and a partner of Hood & Strong LLP, a firm of Certified Public Accountants located in San Francisco, California.

Item 4. Principal Accountant Fees and Services.

(a)          AUDIT FEES: The aggregate fees billed for professional services rendered by its principal accountants, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2005 and 2004 were $2,470 and $2,319, respectively.

(b)         AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2005 or 2004.

(c)          TAX FEES: The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice, and tax planning for 2005 and 2004 were $2,895 and $393, respectively.  Such services included the preparation of federal and California regulated investment company income tax returns and preparation of requests for filing extensions.

(d)         ALL OTHER FEES: There were no fees billed for professional services rendered by its independent auditors, Deloitte & Touche LLP for products and services, other than the services reported in paragraphs (a) through (c) of this Item for 2005 or 2004.

(e)          (1)The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) Not applicable

(f)            Not applicable.

(g)         There were no non-audit fees billed for professional services rendered to the registrant by its independent auditors, Deloitte & Touche LLP for 2005 or 2004.  No services were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h)         Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6.  Schedule of Investments

Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics is attached.

(a)(2) Section 302 Certification letters are attached.

(b) Section 906 Certifications are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Atlas Insurance Trust

By: /s/ W. Lawrence Key
W. Lawrence Key
President and Chief Operating Officer
(as Principal Executive Officer)

Date: 2/23/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ W. Lawrence Key
W. Lawrence Key
President and Chief Operating Officer
(as Principal Executive Officer)

Date: 2/23/2006

By: /s/ Gene A. Johnson
Gene A. Johnson
Vice President and Treasurer
(Principal Financial Officer)

Date: 2/23/2006